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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 13, 1997, on our audit of the consolidated financial statements of Community Pacific Broadcasting Company L.P. as of December 31, 1996 and for the year then ended.



/s/ PricewaterhouseCoopers LLP

San Jose, California
July 22, 1998